Exhibit 32.2

Section 906 CFO Certification

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Schaffhauser, Executive Vice President of Finance of the Colony Resorts LVH Acquisitions, LLC (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30 2009 (the “Report”) fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 (15 U.S.D. 78m); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Schaffhauser
Robert Schaffhauser
Executive Vice President of Finance

Date: August 13, 2009

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